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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2003
                                                            -----------

                              NovaMed Eyecare, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-26625                 36-4116193
   -----------------------            -----------             ---------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)

       980 North Michigan Avenue, Suite 1620, Chicago, Illinois          60611
      ---------------------------------------------------------          -----
              (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (312) 664-4100
                                                           --------------

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

             Exhibit Number     Title
             --------------     -------------

             99.1               Press release of NovaMed Eyecare, Inc. dated May
                                7, 2003


Item 9.  Regulation FD Disclosure.

     The following information is furnished pursuant to Item 12. "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

     On May 7, 2003, NovaMed Eyecare, Inc. issued a press release announcing its results of operations for the period ended March 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NovaMed Eyecare, Inc.

Dated: May 7, 2003                By: /s/ Stephen J. Winjum
                                     -------------------------------------------
                                     Stephen J. Winjum
                                     President and Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit No.            Exhibit
-----------            -------

99.1                   Press Release of NovaMed Eyecare, Inc. dated May 7, 2003.